[CONFIDENTIAL TREATMENT REQUESTED.  CONFIDENTIAL PORTIONS OF THIS
AGREEMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED
WITH THE COMMISSION]

                                                                 EXHIBIT 10.12

                           EXCLUSIVE OPTION AGREEMENT
                        BETWEEN BILLUPS-ROTHENBERG, INC.
                                       AND
                                NANOGEN, INC. ON
                                 HEMOCHROMATOSIS

        This Exclusive Option Agreement (hereinafter referred to as the "Agreement") is made and effective this 12th of September 1997 (hereinafter referred to as the "Effective Date") by and between Billups-Rothenberg, Inc., having its place of business at 11555 Sorrento Valley Road, Suite E, San Diego, California 92121 (hereinafter referred to as "Licensor") and Nanogen, Inc., having its place of business at 10398 Pacific Center Count, San Diego, California 92121 (hereinafter referred to as "Licensee").

                                    RECITALS

        WHEREAS, certain inventions, generally characterized as methods to identify hemochromatosis, hereinafter collectively referred to as the "Invention," were made in the course of research conducted by Barry E. Rothenberg, Ph.D., which Invention was assigned to Licensor in its entirety;

        WHEREAS, Licensor has provided certain Confidential Information relating to the Invention to Licensee pursuant to a Mutual Confidential Disclosure Agreement between the parties dated May 14,1997.

        WHEREAS, Licensor is desirous of granting an exclusive option to the Invention to Licensee; and

        WHEREAS, Licensee is desirous of obtaining an exclusive option to the Invention from Licensor;

                                 1. DEFINITIONS

        1.1 "BRI Patent Rights" means existing and any future subject matter on the Invention claimed in or covered by U.S. Patent Application Serial No. *** entitled *** by Barry E. Rothenberg, Ph.D. and assigned to Licensor; any continuing applications thereof including divisionals, continuations, continuations-in-part; any patents issuing on said applications or continuing applications, including reissues; and all corresponding foreign applications.

        1.2 "BRI Know-How" means BRI's DNA-based hemochromatosis detection know-how to practice the BRI Patent Rights in the Field of Use.

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        1.3 "Field of Use" means DNA-based in vitro detection, diagnosis, screening and monitoring of hereditary hemochromatosis.

        1.4 "Exclusive License Agreement" means the exclusive license agreement between Licensor and Licensee that shall be executed if Licensee exercises the option pursuant to Paragraph 4.1.

        1.5 "Option Fee" means the option consideration recited in Paragraph
3.1.

        1.6 "Option Period" means the option time period recited in Paragraph
2.2.

                         2. OPTION FOR EXCLUSIVE LICENSE

        2.1 Licensor hereby grants to Licensee an exclusive option to acquire an exclusive worldwide license (including the right to sublicense) in the Field of Use under BRI Patent Rights and BRI Know-How. As part of the exclusive option, the parties also contemplate entering into a Sponsored Research Agreement as described in Paragraph 5.1.

        2.2 Said option shall be for a period of three (3) months commencing on the Effective Date of this Agreement.

                             3. OPTION CONSIDERATION

        3.1 In exchange for the grant of the its exclusive option, Licensee shall pay to BRI a non-refundable Option Fee of $*** within five (5) days of the Effective Date of this Agreement.

        3.2 Should Licensee exercise the exclusive option pursuant to this Agreement, the Option Fee shall be fully creditable against future royalties payable under the Exclusive License Agreement.

                            4. EXERCISE OF THE OPTION

        4.1 If Licensee elects to exercise its exclusive option rights to secure an exclusive license under Paragraph 2.1 hereof, Licensee shall notify Licensor in writing to Article I (Notices) prior to the expiration of this Agreement. Failure of Licensee to so notify Licensor shall be deemed to be an election by Licensee not to secure a license.

                          5. TERMS OF PROPOSED LICENSE

        5.1 If Licensee exercises its exclusive option under Paragraph 4.1, Licensee and Licensor shall enter into an Exclusive License Agreement and Sponsored Research

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 Agreement in accordance with the attached Exhibit A term sheet.

        5.2 In the event Licensee enters into a hemochromatosis-related licensing, option or similar transaction with *** (or its parent or affiliate) within *** after the conclusion of the Option Period, and assuming there is no material adverse development relating to the validity of the BRI Patent Rights or BRI Know-How, Licensee and Licensor shall enter into an Exclusive License Agreement and a Sponsored Research Agreement in accordance with the attached Exhibit A term sheet. For purposes of this paragraph, the determination of whether there has been such a material adverse development shall be made by an independent third party mutually agreeable to the parties hereto. This paragraph shall survive termination of this Agreement by Licensee, provided however that neither party shall be required to enter into an Exclusive License Agreement and Sponsored Research Agreement if, during the *** period specified above, Licensor has licensed, optioned or otherwise sold the BRI Patent Rights or BRI Know-How to a third party.

                      6. PATENT PROSECUTION AND MAINTENANCE

        6.1 During the term of this Agreement, Licensor shall diligently prosecute and maintain, and shall keep Licensee apprised of all developments in connection with the prosecution and maintenance of, the patent applications comprising the BRI Patent Rights relating to the Field of Use. Licensor shall promptly provide Licensee with copies of all relevant documentation relating to the above during the term of this Agreement. Licensee agrees to maintain in confidence all such documentation.

        6.2 During the term of this Agreement, all costs incurred by Licensor in connection with the further foreign filing, prosecution and maintenance of BRI Patent Rights shall be borne by Licensor.

                                  7. STANDSTILL

        7.1 In partial consideration for the payment of the Option Fee hereunder, Licensor hereby agrees to extend the "Standstill Period" of the parties' June 18, 1997 Standstill Agreement (as amended July 3, 1997) to be coextensive with the Option Period.

                           8. TERMINATION BY LICENSOR

        8.1 If Licensee should violate or fail to perform any term or covenant of this Agreement, Licensor may give written notice of such default (Notice of Default) to Licensee. If Licensee fails to remedy such default within fifteen
(15) days of the effective date of such notice, Licensor shall have the right to terminate this Agreement by a second written notice (Notice of Termination) to Licensee. If a Notice of Termination is sent to Licensee, this Agreement shall automatically terminate on the effective date of such notice. The above referenced notices shall be subject to the provisions of Paragraph 11.1.

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                           9. TERMINATION BY LICENSEE

        9.1 Licensee shall have the right at any time to terminate this Agreement by giving notice in writing to Licensor. Such Notice of Termination shall be subject to the provisions of Paragraphs 5.2 and 11.1 and such termination shall be effective on the effective date of such notice.

                          10. AUTHORITY TO GRANT OPTION

        10.1 Licensor represents and warrants that it has the full and lawful right and authority to grant this option.

                                   11. NOTICES

        11.1 Any notices or payment required to be given to either party shall be deemed to have been properly given and to be effective (a) on the date of delivery if delivered in person, or (b) five (5) days after mailing if mailed by first-class certified mail, postage prepaid, to the respective addresses provide below:

        If to Licensor:    BILLUPS-ROTHENBERG, INC.
                           1555 Sorrento Valley Road, Suite E
                           San Diego, CA 92121
                           ATTENTION: Barry E. Rothenberg, Ph.D.

        If to Licensee:    NANOGEN, INC.
                           10398 Pacific Center Court
                           San Diego, CA 92121
                           ATTENTION: Harry J. Leonhardt, Esq.

                                12. ASSIGNABILITY

        12.1 This Agreement is binding upon and shall inure to the benefit of Licensor and Licensee and their respective successors and assigns.

                                   13. WAIVER

        13.1 It is hereby agreed that no waiver by either party hereto of any breach or default of any of the covenants or agreements herein shall be deemed a waiver as to any subsequent and/or similar breach or default.

                                14. GOVERNING LAW

        14.1 This Agreement shall be interpreted and construed in accordance with the laws of the State of California.



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                                15. MISCELLANEOUS

        15.1 The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

        15.2 This Agreement will not be binding upon the parties until it has been signed below on behalf of each party, in which event, it shall be effective as of the date recited on page one.

        15.3 No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed on behalf of each party.

        15.4 This Agreement and the Mutual Confidential Disclosure Agreement between the parties dated May 14, 1997 embody the entire understanding of the parties and shall supersede all previous communications, representations and understandings, both oral and written, between the parties relating to the subject matter hereof.

        15.5 In case any of the provisions contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, but this Agreement shall be construed as if such invalid or illegal or unenforceable provisions had never been contained herein.

        IN WITNESS WHEREOF, both Licensor and Licensee have executed this Agreement, in duplicate originals, by their respective authorized representatives, as hereinafter set forth.


BILLUPS-ROTHENBERG, INC.               NANOGEN, INC.

By:  /s/ Barry E. Rothenberg, Ph.D.    By:  /s/ Harry J. Leonhardt, Esq.

Name: Barry E. Rothenberg, Ph.D.       Name:  Harry J. Leonhardt, Esq.

Title:President                        Title:Vice President, General Counsel and

Date:  September 15, 1997              Secretary

                                       Date:  September 12, 1997

                                    EXHIBIT A
                                   TERM SHEET

I.      EXCLUSIVE LICENSE AGREEMENT

LICENSE GRANT

- BRI to grant Nanogen an exclusive worldwide license (including the exclusive right to grant sublicenses) in the Field of Use under "BRI Patent Rights" and "BRI Know- How" (as those terms are defined in the Exclusive Option Agreement). New inventions not claimed in or covered under U.S. Patent Application Serial No. ***, its continuing and divisional applications and its foreign equivalents are not included in the license grant except to the extent agreed between the parties in a separate Sponsored Research Agreement.

FOLD OF USE

- DNA-based in vitro detection, diagnosis, screening and monitoring of hereditary hemochromatosis in humans.

LICENSE FEE

- Upon execution of the Exclusive License Agreement, Nanogen will pay BRI a nonrefundable license fee of $*** (less credits of $*** paid to BRI pursuant to the Standstill Agreement) and issue *** shares of Nanogen's common stock.

- BRI shall have the right to purchase, for cash, shares of Nanogen common stock in Nanogen's Initial Public Offering ("IPO") up to the full amount of $490,000 at the IPO per share price.

ROYALTY OBLIGATIONS

- Nanogen to pay BRI royalties equal to ***% of end user net sales of licensed products made and/or sold by Nanogen and its affiliates.

- Royalty rate decreases to ***% in the event Nanogen licenses one or more third party patents to practice the licensed technology.

- In non-patent countries, royalty rate will be ***% of the applicable rate above.

- Nanogen shall not be required to pay royalties (excluding possible sublicensing royalties from third parties) until (i) *** or (ii) ***, whichever is earlier.


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-      Subject to standard termination and walkaway provisions [to be agreed],
       Nanogen shall commence payment of minimum annual royalty payments based on end user net sales of licensed product commencing with the occurrence of the earlier of (i) or (ii) above according to the following schedule:

                      Year One                     $ ***
                      Year Two                     $ ***
                      Year Three                   $ ***
                      Year Four                    $ ***
                      and thereafter for the life of the licensed patents.

- Annual minimum royalties are fully creditable against all royalties due and payable for that year.

REVENUE DILUTION

- In the case of multiple analyte chips and multiple sample chips, Nanogen to pay BRI a minimum of $*** royalty per chip based on annual sales of $*** or less and a minimum of $*** per chip based on annual sales in excess of $***.

SUBLICENSES

- BRI grants Nanogen the full right to grant worldwide sublicenses within the prescribed Field of Use. For the avoidance of doubt, this grant does not extend to sublicenses for genomics applications.

- Nanogen to pay BRI ***% of all consideration, including royalties, received by Nanogen or its affiliates from sublicensees for non-reference lab applications and ***% of all-consideration, including royalties, received by Nanogen or its affiliates from sublicensees for reference lab applications.

- Non-monetary consideration to Nanogen to be appraised in determining consideration due BRI.

MILESTONE PAYMENTS

- Nanogen shall pay milestone payments to BRI upon receipt of applicable regulatory approvals to Nanogen or Nanogen's partner according to the following schedule:

                      U.S. approval                       $***
                      First approval in Europe            $***
                      First approval in ROW               $***

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PATENT PROSECUTION

- Nanogen to reimburse BRI for patent prosecution fees incurred for services rendered ***.

- Upon the effective date of the Exclusive License Agreement, Nanogen to assume responsibility for prosecution and maintenance of licensed patents at its own expense.

PATENT ENFORCEMENT

-      Standard infringement notification clauses

- Nanogen to promptly review infringing activities upon issuance of patent and send out cease and desist letters where appropriate.

- In consideration of Nanogen's undertaking patent enforcement, Nanogen receives full proceeds of litigation until all litigation expenses have been fully reimbursed. Any remaining proceeds shall be split in accordance with the allocation set forth in the SUBLICENSES section above.

       -      BRI to cooperate fully with patent enforcement activities.

       - BRI to be compensated at standard consulting rates for assistance in patent enforcement.

- If Nanogen elects not to pursue a substantial continuing infringement within *** months of receipt of notice, BRI shall have the right to pursue infringement at its own cost/own recovery.

       -      Nanogen to cooperate fully with patent enforcement activities.

       - Nanogen to be compensated at standard consulting rates for assistance in patent enforcement.

PERFORMANCE CLAUSE

- Nanogen will use commercially reasonable efforts to develop and commercialize in vitro diagnostic products in the licensed Field of Use.

- If Nanogen or a sublicensee fails to market a royalty-bearing in vitro diagnostic product in the U.S. on or before *** from the effective date of the Exclusive License Agreement, at the option of BRI, the license grant may become non-exclusive and the parties hereto shall engage in good faith negotiations toward concluding a mutually acceptable non-exclusive license on mutually agreeable terms.

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WALKAWAY PROVISIONS

-      [Needs further discussion]

COVENANT NOT TO SUE

- BRI to provide Nanogen with a covenant not to sue for patent infringement on any other intellectual property rights owned or controlled by BRI or its affiliates in the Field of Use as of the effective date of the Exclusive License Agreement.

II.    SPONSORED RESEARCH AGREEMENT

- Nanogen to fund a *** R&D program at BRI based on a research plan and budget to be mutually agreed. The objectives of the program are to identify additional gene(s) relating to hereditary hemochromatosis and to develop improvements to existing technology. [BRI to provide draft]

- Annual funding requirements shall be $*** payable in monthly installments.

- A separate Sponsored Research Agreement shall be prepared outlining a *** research program. The Sponsored Research Agreement will be renewable at Nanogen's option for *** periods.

- All intellectual property, improvements end 'know-hong developed from the foregoing Sponsored Research Agreement during the respective R&D funding period(s) shall be included as a part of the licensed technology in the licensed Field of Use in the Exclusive License Agreement between the parties.

III.  OTHER TERMS AND CONDITIONS

- The Exclusive License Agreement and Sponsored Research Agreement will incorporate such additional terms and conditions as are customary in such agreements generally, consistent with the terms and conditions set forth above.

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